Exhibit 99.3

Dear BigBear.ai Team,

Today, I am thrilled to share that we signed a definitive merger agreement [insert link to press release] to acquire Pangiam Intermediate Holdings, LLC (Pangiam), a leader in vision AI for the global trade, travel, and digital identity industries. The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, uniting Pangiam’s near-field facial recognition and advanced biometrics capabilities with Bigbear.ai’s far-field computer vision AI technology. If you’ve been through an airport or crossed one of the U.S. borders you’ve likely interacted with Pangiam’s solutions, as their customers represent major airlines, airports, Clear, and the U.S. Customs and Border Patrol. The acquisition of Pangiam will enable a leapfrog in the impact that we can bring to our combined customers.

1.	It will bring more capabilities to our shared customers by adding additional expertise in automation and AI, as well as products that are complimentary to existing and new customers.

2.

It will position us for accelerated growth based on the world-class talent and technology that has made each of us trusted partners to our customers. This business combination will unlock value through a highly complementary customer mix, a strong pipeline and mutual upsell opportunities.

3.

It aims to increase the value we create for our stockholders by combining two complementary businesses who will scale faster by working together. We will be able to leverage and share our complementary investments in critical software capabilities, saving us time and money.

4.

We are investing where the market is going. The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, combining facial recognition and advanced biometrics with BigBear.ai’s computer vision capabilities to spearhead the Vision AI industry. This will position the combined company as a foundational leader in one of the fastest growing categories for the application of AI.

Pangiam is also a lot like us. First, they’re mission oriented and are deeply invested in the critical work their customers are doing. Second, much of their employee population comes from their customers, just like us. They will be a great fit with the BigBear.ai culture because of these things but more importantly because they have the same mission to deliver clarity for the world’s most complex decisions.

In the coming days and weeks, we’ll be sharing more information, as appropriate, about the steps we are taking towards closing the transaction. This will be an incredible transaction for BigBear.ai and for Pangiam, and I am more convinced than ever that our best days lie ahead.

Thank you for your unwavering support, dedication, and enthusiasm. I look forward to celebrating our continued success together when we officially welcome Pangiam to the BigBear.ai family.

Sincerely,

Mandy

***

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.